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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 13, 2003




                           NEVADA GOLD & CASINOS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     NEVADA
                                     ------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


        0-8927                                           88-0142032
        ------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


              3040 Post Oak Blvd., Suite 675, Houston, Texas 77056
              ----------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (713) 621-2245
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

Nevada Gold & Casinos, Inc. has reported its financial results for its fiscal quarter ended September 30, 2003. The company's press release dated August 14, 2003 announcing the results is attached as Exhibit 99.1.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEVADA GOLD & CASINOS, INC.



                                            By: /s/ H. Thomas Winn
                                                --------------------------------
                                                  H. Thomas Winn, CEO

Date: November 18, 2003